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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) AUGUST 21, 2000
                                                -------------------------------
                                 QRS CORPORATION
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               (Exact name of registrant as specified in charter)

             DELAWARE             0-21958            68-0102251
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  (State or other jurisdiction  (Commission        (IRS Employer
        of incorporation)        File Number)    Identification No.)


           1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA            94804
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              (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code        (510) 215-5000
                                                  -----------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Resignation of Independent Accountants

         (i) On August 21, 2000, QRS Corporation (the "Company") was informed by Deloitte & Touche LLP ("D&T") that D&T resigned as the Company's independent accountants.

         (ii) D&T's reports on the Company's consolidated financial statements for the two fiscal years ended December 31, 1998 and 1999, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) Neither the Company's Board of Directors nor the Audit Committee recommended or approved D&T's resignation. The Company is engaged in the process of selecting a new independent accounting firm to audit the Company's financial statements. The Company has authorized D&T to respond fully to any inquiries made by any successor accountants, including with respect to the accounting disagreement described in paragraph (a)(iv) below.

         (iv) During the Company's two fiscal years ended December 31, 1999 and through August 21, 2000, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, except the following which D&T discussed with the Company's Audit Committee on February 22, 2000:

As reported in Note 7 to the Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, on December 30, 1999 the Company and Comm Press, Inc., a.k.a. bTrade ("bTrade") entered into two concurrent transactions in which the Company licensed its Keystone catalog software to bTrade for $3,000,000, which the Company proposed to recognize as revenue in 1999, and bTrade licensed its messaging software to the Company for $4,000,000, which the Company proposed to capitalize and amortize over the three-year term of the license agreement. Upon review of documentation and discussion with management in connection with its audit of the Company's financial statements for the fiscal year ended December 31, 1999, D&T determined that the proposed accounting was not appropriate and recommended that the two transactions be recorded net of each other with the resulting $1,000,000 asset amortized over the three-year term of the bTrade Agreement. As set forth in said Note 7 to the 1999 Financial Statements, the Company recorded the transaction as recommended by D&T in its financial statements for the fiscal year ended December 31, 1999.

         (v) During the Company's two fiscal years ended December 31, 1999 and through August 21, 2000, there were no "Reportable Events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "Reportable Event" means any of the items listed in paragraphs
(a)(1)(v)(A) through (D) of item 304 of Regulation S-K.



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         (vi) The Company has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 28, 2000, is attached hereto as Exhibit 16.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                  The following documents are filed as exhibits to this report:


                  16.               Letter, dated August 28, 2000, from
                                    Deloitte & Touche LLP to the Securities and
                                    Exchange Commission




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            QRS CORPORATION

Date:  August 28, 2000                      \s\  SHAWN O'CONNOR
                                            -----------------------------------

                                            President



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                                  EXHIBIT INDEX


                  Exhibit


                  16.               Letter, dated August 28, 2000, from
                                    Deloitte & Touche LLP to the Securities and
                                    Exchange Commission


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